Exhibit 10.13

THE SYMBOL ‘***’ IS USED THROUGHOUT THIS EXHIBIT TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AS CONFIDENTIAL.

United States Public Health Service

Second Amendment L-103-96/2

This second amendment (“Second Amendment”) to the License Agreement L-103-96/0 entered into on November 19, 1997, as amended by Amendment L-103-96/1 entered into on March 28, 2002 (collectively, the “Original Agreement”) by the Public Health Service (hereinafter “PHS”) through the Office of Technology Transfer, National Institutes of Health, 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804 and Angiotech Pharmaceuticals, Inc. (hereinafter “Licensee”), a Canadian corporation having its principal office at 1618 Station Street, Vancouver, B.C. CANADA, V6A 1B6, is effective as of the last signature date below.

WHEREAS,

A.

PHS and Licensee wish to allow Licensee additional time to submit royalty reports and royalty payments under the Original Agreement.

B.

PHS and Licensee wish to modify the method of measuring the value of access to the valid and enforceable Licensed Patent Rights with respect to certain Licensed Products.

C.

PHS and Licensee have determined the desirability of amending the Original Agreement to facilitate the development of Licensed Products under the Licensed Patent Rights.

NOW THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensee and PHS agree as follows:

1.

Section 9.04.  Licensee and PHS hereby agree to amend Section 9.04 of the Original Agreement by deleting in its entirety the first sentence of such section and replacing it with the following:

“Licensee shall submit to PHS within seventy-five (75) days after each calendar half-year ending June 30 and December 31 a royalty report setting forth for the preceding half-year period the amount of the Licensed Products sold or Licensed Processes practiced by or on behalf of Licensee in each country within the Licensed Territory, the Net Sales, and the amount of royalty accordingly due.”

2.

Section 2.07 (Licensed Processes).  Licensee and PHS hereby agree to amend Section 2.07 of the Original Agreement by deleting in its entirety the text of such section and replacing it with the following:

Amendment L-103-96/2

PHS and Angiotech Pharmaceuticals, Inc.

Page 1 of 5, File: L13962

“Licensed Process(es)” means processes which, in the course of being practiced in:

(a)

the [***] or [***] would, in the absence of this Agreement, infringe one or more claims of the Licensed Patent Rights in [***] that have not been held invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction, where such activity is [***]; or

(b)

[***] would, in the absence of this Agreement, infringe one or more claims of the Licensed Patent Rights in [***] that have not been held invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.”

3.

Section 2.08 (Licensed Products).  Licensee and PHS hereby agree to amend Section 2.08 of the Original Agreement by deleting in its entirety the text of such section and replacing it with the following:

“Licensed Product(s)” means tangible materials the manufacture, use, or sale of which in:

(a)

the [***] or [***] would, in the absence of this Agreement, infringe one or more claims of the Licensed Patent Rights in [***] that have not been held invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction, where such activity is [***]; or

(b)

[***] would, in the absence of this Agreement, infringe one or more claims of the Licensed Patent Rights in [***] that have not been held invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.”

4.

Appendix C, Section III (Royalties).  Licensee and PHS hereby agree to amend Appendix C, Section III, Paragraph A of the Original Agreement by deleting in its entirety the text added to the end of that Paragraph A pursuant to Amendment L-103-96/1 entered into on March 28, 2002, and replacing it with the following:

Amendment L-103-96/2

PHS and Angiotech Pharmaceuticals, Inc.

Page 2 of 5, File: L13962

“; provided that, notwithstanding the foregoing, in the case of two-component Combined Products as described in the second sentence of Section 2.13, the following shall apply:

(i)

the term “Licensed Product” with regard only to such two-component Combined Products shall mean tangible materials the manufacture, use, or sale of which [***] in the Licensed Territory would, in the absence of this Agreement, infringe one or more claims of the Licensed Patent Rights in [***] that have not been held invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction, where such activity is [***];

(ii)

in the case of a Combined Product as described in the foregoing paragraph (i) that is [***], PHS and Licensee agree that the royalty rates on Net Sales of such Combined Products manufactured and sold in the Licensed Territory shall be (a) [***] percent ([***]%) on Net Sales equal to or less than US$[***] by Licensee or a sublicensee in a given year, and (b) [***] percent ([***]%) on Net Sales greater than US$[***]by Licensee or that sublicensee that same year (Licensee shall be entitled to no further reduction of these [***]% and [***]% royalty rates under Paragraph B below, and such royalty rates shall apply to the Net Sales of such Combined Product without further reduction of the Net Sales price under Section 6.12 of this Agreement);

(iii)

in the case of a Combined Product as described in the foregoing paragraph (i) that is [***], PHS and Licensee agree that the royalty rates on Net Sales of such Combined Products manufactured and sold in the Licensed Territory shall be (a) [***] percent ([***]%) on Net Sales equal to or less than US$[***] by Licensee or a sublicensee in a given year, and (b) [***] percent ([***]%) on Net Sales greater than US$[***] by Licensee or that sublicensee that same year, and such [***]% and [***]% royalty rates shall apply to Net Sales of such Combined Products without further reduction of the Net Sales price under Section 6.12 of this Agreement).

Amendment L-103-96/2

PHS and Angiotech Pharmaceuticals, Inc.

Page 3 of 5, File: L13962

5.

Performance of Benchmark.  PHS hereby acknowledges that Licensee has performed each of the Benchmarks described in  Sections I and II of Appendix E of the Original Agreement (as amended by  Amendment L-103-96/1).   Further, PHS hereby irrevocably waives the right to take any action against Licensee with respect to such Benchmarks, including without limitation any right to terminate or modify the Original Agreement in any way.

6.

This Second Amendment shall become effective immediately upon execution by PHS and Licensee.

7.

The Original Agreement shall continue in full force and effect, unchanged except as modified by this Second Amendment.

8.

This Second Amendment may be executed in multiple counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same Second Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their duly authorized representatives as of the last signature date below.

Amendment L-103-96/2

PHS and Angiotech Pharmaceuticals, Inc.

Page 4 of 5, File: L13962

FOR PUBLIC HEALTH SERVICE:

/s/ Steven Ferguson

5/23/07

____________________________________

__________

Steven Ferguson

Date

Director, Division of Technology Development and Transfer

Office of Technology Transfer

National Institutes of Health

Mailing Address for Notices:

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

FOR LICENSEE:

ANGIOTECH PHARMACEUTICALS, INC.

/s/ K. Thomas Bailey

May 21, 2007

____________________________________

__________

K. Thomas Bailey

Date

Chief Financial Officer

Mailing Address for Notices:

Angiotech Pharmaceuticals, Inc.

1618 Station Street

Vancouver, British Columbia

Canada V6A 1B6

Attention: General Counsel and Vice President, Business Development

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Second Amendment and during the course of negotiation of this Second Amendment are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§ 3801-3812 (civil liability) and 18 U.S.C. § 1001 (criminal liability including fine(s) and/or imprisonment).

Amendment L-103-96/2

PHS and Angiotech Pharmaceuticals, Inc.

Page 5 of 5, File: L13962